Exhibit 10.10

UNCONDITIONAL AND CONTINUING CORPORATE GUARANTY

WHEREAS, the undersigned LIFESAFE SERVICES, INC., a Minnesota corporation, 13828 Lincoln Street NE, Ham Lake, Minnesota (the “Guarantor”) seeks to induce CITIZENS INDEPENDENT BANK, a Minnesota corporation, 5050 Excelsior Boulevard, St. Louis Park, Minnesota (the “Bank”) to extend credit to STERION, INC., a Minnesota corporation, 13828 Lincoln Street NE, Ham Lake, Minnesota (the “Borrower”);

WHEREAS, the execution and delivery by Guarantor of this Unconditional and Continuing Guaranty (the “Guaranty”) is a condition precedent to the obligation of Bank to extend credit to Borrower; and

WHEREAS, Guarantor will derive substantial benefits from the credit extended to Borrower.

NOW, THEREFORE, in contemplation of the premises and of other good and valuable consideration, the receipt of which is hereby acknowledged, Guarantor hereby represents and agrees as follows:

1.

Guaranty.

Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Bank the punctual and full payment when due, whether at the stated date or dates for such payment, by acceleration or otherwise, of all indebtedness, liabilities and obligations of Borrower to Bank of every name and nature whatsoever, whether absolute or contingent, now existing or hereafter arising, secured or unsecured, created directly or acquired indirectly by assignment or otherwise and whether on open account, or evidenced by a promissory note, cheek, draft, continuing credit agreement, continuing agreement for letters of credit, continuing agreement for bankers’ acceptances or any other instrument or document, and whether created as maker, debtor, surety, endorser, guarantor, pledgor, account party or otherwise, and including, without limitation, all principal, interest, premiums, fees, cost and expense reimbursements, letter of credit reimbursement obligations, acceptance fees and commissions and all other obligations assumed under the documentation of such indebtedness, liabilities and obligations, all of which are referred to herein as the “Obligations.”

2.

Payment By Guarantor.

 In the event of a default by Borrower under any of the Obligations and/or the failure of a Borrower punctually to pay any of the Obligations when due, Guarantor hereby agrees to make such payment punctually when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise. Each such payment shall be made at the main office of Bank (or at such other office as Bank shall specify by written notice to Guarantor), in immediately available funds.

While this Guaranty is in effect, all accounts, deposits and property of Guarantor on deposit with or otherwise in the hands of Bank arc hereby and shall continue to be and stand pledged and impressed with a lien as collateral security for all Obligations, and Bank shall have the same right of set-off with respect to deposits and credits in favor of Guarantor as it has with respect to deposits and credits of Borrower.

3.

Obligations of Guarantor Unconditional.

 Guarantor hereby agrees that:

3.1.

Guarantor’s liability hereunder is unconditional, irrespective of:

3.1.1.

the legality, validity or enforceability of the Obligations;

3.1.2.

the legality, validity or enforceability of any security interest, mortgage, Combination Mortgage, Security Agreement and Fixture Financing Statement, or pledge granted by Borrower as collateral for the Obligations, any guaranty, suretyship, letter of credit or reimbursement agreement issued by any person secondarily or otherwise liable for any of the Obligations, any security interest, mortgage, or pledge granted by any person secondarily or otherwise liable for any of the Obligations, any right of set-off against any deposit account or credit on Bank’s books in favor of Borrower or any other person secondarily or otherwise liable for any of the Obligations, or any other device providing collateral security for payment of the Obligations, all of the hereinabove referenced devices being referred to herein as the “Collateral Security”;

3.1.3.

the absence of any action or effort by Bank to either resort to, enforce or exhaust its remedies under or against the Obligations and/or the Collateral Security;

3.1.4.

the waiver or consent by Bank with respect to any provision in the documentation of the Obligations or the Collateral Security;

3.1.5.

the recovery of any judgment against Borrower or any action to enforce such judgment or any other circumstance which might, absent the unconditional nature of this Guaranty, constitute a legal or equitable discharge or defense of a Guarantor.

3.2.

Bank may at any time, or from time to time, in Bank’s sole discretion:

3.2.1.

change, alter, renew, continue, extend and/or accelerate the time of payment of, all or any of the Obligations, or any part or parts thereof or any renewal or renewals thereof;

3.2.2.

replace any existing Obligation and the documentation therefor with an amended and restated Obligation and the documentation therefor;

3.2.3.

sell, exchange, release, compromise and/or surrender all or any of the property that is the subject of the Collateral Security, or any part or parts thereof, with respect to which Bank may now or hereafter have an interest (the “Collateral”);

3.2.4.

sell and/or purchase any or all of the Collateral at public or private sale, or at any broker’s board, and after deducting all costs and expenses of every kind for collection, sale and/or delivery, apply the proceeds of any such sale or sales against any of the Obligations;

3.2.5.

settle or compromise any or all of the Obligations with Borrower, and/or any other person or persons liable thereon, and/or subordinate the payment of same or any part thereof to the payment of any other debts or claims which may at any time be due or owing to Bank and/or other person, all in such manner and upon such terms as Bank may see fit and without notice to or the consent from Guarantor, who hereby agrees to be and remain bound upon this Guaranty, irrespective of the effect upon the existence or status of the Obligations or the Collateral Security and notwithstanding any such change, alteration, renewal, continuance, extension, acceleration, sale, exchange, release, compromise, surrender, application, settlement, subordination or other action hereinabove mentioned.

3.3.

The liability of Guarantor will not be discharged except by complete and final performance of the Obligations.

3.4.

The liability of Guarantor under this Guaranty shall be reinstated with respect to any amount paid to Bank by Borrower which is hereafter required to be returned to Borrower or any trustee, receiver or other representative of or for such Borrower, upon or by reason of the bankruptcy, insolvency, reorganization, or dissolution of such Borrower, or for any other reason, all as though such amount had never been paid by Borrower.

3.5.

This is a guaranty of payment and not merely of collection.

4.

No Subrogation.

 No payment by Guarantor pursuant to any provision of this Guaranty or other satisfaction of Guarantor’s liabilities hereunder shall entitle Guarantor, by subrogation to the rights of Bank or otherwise, to any payment from Borrower, from the proceeds of the property of Borrower or from any Collateral Security, except after satisfaction in full of all of the Obligations and the expiration of any and all applicable preference periods during which the payments credited to the satisfaction of the Obligations may be required to be returned to the payor thereof or such person’s trustee, receiver or other representative.

5.

Waivers.

Guarantor hereby expressly waives:

5.1.

notice of the acceptance of this Guaranty;

5.2.

notice of extensions of credit by Bank to Borrower and of any change in the rate at which any of the Obligations are accruing interest;

5.3.

diligence, presentment and demand for payment of any of the Obligations;

5.4.

protest, notice of protest, notice of dishonor and notice of nonpayment or default to Guarantor or to any other person with respect to the Obligations;

5.5.

filings of claims or proofs of claim with a court in the event of any bankruptcy or insolvency proceedings as to which Borrower or any person secondarily or otherwise liable for any of the Obligations is subject;

5.6.

any right to require a proceeding first against Borrower or any other person;

5.7.

any demand for payment under this Guaranty;

5.8.

any defenses available to a surety under law; and

5.9.

all other legally waivable notices to which Guarantor might otherwise be entitled.

6.

Insolvency of Borrower.

 If Borrower becomes the subject of an order for relief under the Federal Bankruptcy Code, as now or hereafter in effect, or any proceeding is commenced by or against Borrower under any insolvency or other debtor relief laws, as now or hereafter in effect, or for the appointment of a receiver for Borrower or any of its property, or if Borrower shall make an assignment for the benefit of creditors or shall discontinue business or become unable to pay or admit in writing its inability to pay its debts as they come due, all Obligations of Borrower shall, for the purpose of this Guaranty, become immediately due and payable.

7.

Warranties and Covenants as to Financial Condition.

 Guarantor warrants and represents that to the best of Guarantor’s knowledge, information contained in any financial statement, tax return, balance sheet or other financial information given by Guarantor or the Borrower to the Bank, now or in the future, is true and accurate and does not contain, and will not contain in the future, any material misstatement or omission in any of its contents. Further, that Guarantor will notify Bank in the event of any material adverse change in Guarantor’s financial status and, to the extent Guarantor becomes aware of the same, any material change in the Borrower’s financial status.

Guarantor will comply and perform all of its duties, responsibilities and Obligations required under this Guaranty and will not sell, mortgage, pledge or otherwise conveyor transfer any substantial or material portion of Borrower’s real or personal property without first having obtained Bank’s written consent. In the event of the breach of any of the covenants and agreements herein, each Obligation shall, at the option of Bank, be deemed for the purposes of this Guaranty to have matured, and at Bank’s election, Guarantor shall promptly pay to Bank all of the outstanding Obligations and Bank may take any action it deems necessary or advisable to enforce this Guaranty.

8.

Subordination Assignment and Transfer.

 Guarantor further agrees with Bank:

8.1.

that all of the present and future indebtedness of Borrower to Guarantor shall be and hereby is subordinated to, assigned and transferred to Bank and pledged and made security for the payment of all Obligations;

8.2.

that Guarantor contemporaneously herewith and from time to time hereafter shall on request execute such further endorsements, assignments or other proper transfers as Bank may request further to evidence the assignment hereby agreed to and made; and

8.3.

that Guarantor hereby appoints Bank and each of its Vice Presidents as Guarantor’s attorney-in-fact in its or their name to demand and enforce payment of said indebtedness, to prove all claims, receive all dividends and take all other action on said indebtedness in any liquidation or any proceedings whatsoever affecting Borrower or its property under any bankruptcy or other laws now or hereafter in effect for the relief of debtors and in general to do any act or take any action in regard to said indebtedness which Guarantor might otherwise do.

9.

Termination Of Guaranty.

 This Guaranty is a continuing Guaranty and shall remain in full force and effect irrespective of any interruptions in the business relations of Borrower with Bank; provided, however, that Guarantor may, by notice in writing actually received and acknowledged by an officer of Bank, terminate this Guaranty with respect to all new Obligations incurred or contracted by Borrower after the date on which such notice is so received and acknowledged, but this Guaranty shall remain in full force and effect as to all Obligations existing at the date of receipt of such notice and as to all renewals and extensions thereof until the full payment and satisfaction thereof and the expiration of any and all applicable preference periods during which the payments credited to the satisfaction of the Obligations may be required to be returned to the payor thereof or such person’s trustee, receiver or other representative.

10.

Miscellaneous.

10.1.

Notice. All notices, requests, demands or other communications (including telecommunications) of or upon Bank or Guarantor shall be in writing and shall be deemed to have been duly given or made if to Guarantor, three business days after being deposited in the United States mail, postage prepaid and addressed to Guarantor at the address appearing on the books and records of Bank as that of Guarantor

10.2.

Expenses. Guarantor agrees that, with or without notice to or demand upon Borrower or Guarantor, Guarantor will pay or reimburse Bank (to the extent reimbursement has not already been made by Borrower) for all expenses, including reasonable fees and expenses of its legal counsel, incurred by Bank in connection with any of the Obligations or the collection thereof and the enforcement of any provisions of this Guaranty.

10.3.

Continuing Guaranty.

This Guaranty shall be and remain binding upon Guarantor and his executors, administrators, legal representatives, successors and assigns until termination in conformity with the paragraph hereof designated “Termination of Guaranty.” In the event of the death of any individual person designated as a Guarantor, an amount equal to the outstanding Obligations guaranteed hereby shall become immediately due and payable by the Guarantor hereunder, irrespective of whether the underlying Obligations shall otherwise be due and payable.

10.4.

Assignments. Bank may assign its rights and powers under this Guaranty with all or any of the Obligations, the payment thereof is hereby guaranteed, and, in the event of such assignment, the assignee of such rights and powers, to the extent of such assignment, shall have the same rights and remedies as if originally named herein in the plaice of its assignor.

10.5.

Waiver of Rights. No delay on the part of Bank in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice of or demand on Guarantor shall be deemed to be a waiver of the Obligations of Guarantor or of the right of Bank to take other or further action without notice or demand as provided herein. In any event, no modification or waiver of the provisions hereof shall be effective unless in writing nor shall any waiver be applicable except with respect to the specific person to whom and in the specific instance or matter for which given.

10.6.

Cumulative Remedies. The Obligations of Guarantor hereunder are in addition to and not in substitution for any other Obligations or security interests now or hereafter held by Bank and shall not operate as a merger of any contract or debt or suspend the fulfillment of, or affect the rights, remedies or powers of Bank in respect of, any Obligation or other security interest held by it for the fulfillment thereof. The rights and remedies provided herein and in any other instrument are cumulative and not exclusive of any other rights or remedies provided by law.

10.7.

Governing Law. This Guaranty is and shall be deemed to be a contract entered into and made pursuant to the laws of the State of Minnesota and shall in all respects be governed, construed, applied and enforced in accordance with the laws of said State, without reference to conflict of laws principles. If Bank brings any action hereunder in any court of Minnesota or of the United States located in Minnesota, Guarantor consents to and acknowledges personal jurisdiction over Guarantor by such court or courts, waives any objection to the placement of venue in such courts and agrees that service of process may be made upon Guarantor by mailing a copy of the Summons to Guarantor in the manner set forth in the subparagraph hereof designated “Notices”;

10.8.

Severability. If any part of this Guaranty is contrary to, prohibited by or deemed invalid under the applicable law or regulations of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given fill force and effect so far as possible, and any such prohibition or invalidity in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.9.

References to Bank. Each reference herein to Bank shall be deemed to include its successors and assigns.

10.10.

References to Guarantor. The term “Guarantor” as used herein shall mean the “Guarantor,” and each of them if more than one and each and every undertaking shall be a joint and several undertaking. Each reference to Guarantor and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular, or plural as the context may require and shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions hereof.

IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the 26th day of November, 2003.

GUARANTOR

LIFESAFE SERVICES, INC.

/s/  Kenneth W. Brimmer

By:

Kenneth W. Brimmer

Its:

Chief Executive Officer